SCHEDULE 14A INFORMATION

   PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF
                                      1934
                                 (AMENDMENT NO.)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:

[ ]   Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]   Definitive Proxy Statement
[X]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to Section 240.14a-12

                             FRANKLIN TAX-FREE TRUST
                      -------------------------------------
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                       N/A
                                       ---
    (NAME OF PERSON(S) FILING PROXY STATEMENT IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1) Title of each class of securities to which transaction applies:_____________

2) Aggregate number of securities to which transaction applies:________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4) Proposed maximum aggregate value of transaction:

5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

2) Form, Schedule or Registration Statement No.:

3) Filing Party:

4) Date Filed:





                  FRANKLIN FLORIDA INSURED TAX-FREE INCOME FUND


                               IMPORTANT REMINDER:

                   PLEASE VOTE YOUR SHARES BEFORE MAY 8, 2008


                                                                 April 21, 2008

Dear Shareholder:


We recently mailed to you a reminder similar to this letter urging you to cast your vote for the special meeting of shareholders of Franklin Florida
Insured Tax-Free Income Fund. Due to a clerical error, the date of the meeting was incorrectly listed on that letter. The correct date of the shareholder meeting is May 8, 2008. The proxy card mailed with that letter correctly identified the meeting date.

If you have already cast your vote, no further action is necessary. If you have not yet voted, there is still time to do so. Follow the directions below to cast your vote using the control number printed on the enclosed proxy card.


                             YOUR VOTE IS IMPORTANT!

For the reasons set forth in the proxy materials previously mailed to you, the Fund's Board of Trustees believes the proposal is in the shareholders' best interest and unanimously recommends that you vote in favor.

We encourage you to vote TODAY using one of the following convenient options:

1. Vote by Phone. You may cast your vote by calling the toll-free number listed on the enclosed proxy card. Have your proxy card in hand in order to follow the recorded instructions.

2. Vote Online. You may cast your vote by logging onto the Web address listed on the enclosed proxy card. Have your proxy card in hand in order to follow the instructions given on the Web site.

3. Vote by Mail. You may cast your vote by mail by signing, dating and mailing the enclosed proxy card in the postage-prepaid return envelope provided.

If you have any questions about the proposal, you may call The Altman Group, Inc., the Fund's proxy solicitation firm, toll free at (800) 823-9047. As a helpful reminder, you may receive a call from a representative of The Altman
Group encouraging you to vote. When you provide instructions to The Altman Group by phone or online, The Altman Group will be authorized to deliver your proxy on your behalf.


                   YOUR VOTE IS IMPORTANT! PLEASE VOTE TODAY!


Franklin Florida Insured Tax-Free Income Fund's shareholders are advised to read the Prospectus/Proxy Statement and other proxy materials, which have been filed with the U.S. Securities and Exchange Commission (the "SEC"), because they contain important information. The Prospectus/Proxy Statement, and other documents filed by Franklin Florida Insured Tax-Free Income Fund, are available for free at the SEC's website (www.sec.gov) or by calling Franklin Florida Insured Tax-Free Income Fund at 1-800-DIALBEN (1-800-342-5236).








                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT

                        PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY




PROXY                                                                    PROXY

                         SPECIAL MEETING OF SHAREHOLDERS
                  FRANKLIN FLORIDA INSURED TAX-FREE INCOME FUND
                                   May 8, 2008

The undersigned hereby revokes all previous proxies for his/her shares of Franklin Florida Insured Tax-Free Income Fund ("Florida Fund") and appoints Craig S. Tyle, Steven J. Gray, David P. Goss and Karen L. Skidmore, and each of them, proxies of the undersigned with full power of substitution to vote all shares of Florida Fund that the undersigned is entitled to vote at Florida Fund's Special Meeting of Shareholders ("Meeting") to be held at One Franklin Parkway, San Mateo, California 94403-1906 at 2:00 p.m., Pacific time on May 8, 2008, including any postponements or adjournments thereof, upon the matter set forth below and instructs them to vote upon any other matters that may properly be acted upon at the Meeting.

This proxy is solicited on behalf of the Board of Trustees of Franklin Tax-Free Trust (the "Trust") on behalf of Florida Fund. It will be voted as specified. If no specification is made, this proxy shall be voted FOR the Proposal regarding the reorganization of Florida Fund pursuant to the Plan of Reorganization with the Trust, on behalf Franklin Insured Tax-Free Income Fund. If any other matters properly come before the Meeting to be voted on, the proxy holders will vote, act and consent on those matters in accordance with the views of management.

IMPORTANT: PLEASE SEND IN YOUR PROXY TODAY.

You are urged to date and sign this proxy and return it promptly. This will save the expense of follow-up letters to shareholders who have not responded.

                               VOTE VIA THE INTERNET:
                               www.franklintempleton.com
                               VOTE VIA TELEPHONE: 1-800-241-6192
                               CONTROL NUMBER: 999 9999 9999 999

                               Note: Please sign exactly as your
                               name appears on the proxy. If
                               signing for estates, trusts or
                               corporations, your title or
                               capacity should be stated. If
                               shares are held jointly, one or
                               more joint owners should sign
                               personally.



                               Signature



                               Signature


                                                    , 2008
                               Date



                     (Please see reverse side)

               EVERY SHAREHOLDER'S VOTE IS IMPORTANT

                 PLEASE SIGN, DATE AND RETURN YOUR
                            PROXY TODAY




THE  BOARD  OF  TRUSTEES  UNANIMOUSLY  RECOMMENDS  THAT YOU VOTE IN
FAVOR OF PROPOSAL 1.

                                              FOR   AGAINST  ABSTAIN
1. To approve a Plan of Reorganization        []    []       []
   between the Trust, on behalf of Florida
   Fund and on behalf of Franklin Insured
   Tax-Free Income Fund ("Insured Fund"),
   that provides for (i) the acquisition of substantially all of the assets of Florida Fund by Insured Fund in exchange solely for Class A shares of Insured
   Fund, (ii) the distribution of such
   shares to the shareholders of Florida
   Fund, and (iii) the complete liquidation and dissolution of Florida Fund.
   Shareholders of Florida Fund will
   receive Class A shares of Insured Fund
   with an aggregate net asset value equal
   to the aggregate net asset value of the
   shareholders' Class A shares in Florida
   Fund.




        IMPORTANT: PLEASE SIGN AND MAIL IN YOUR PROXY TODAY


PLEASE SIGN AND PROMPTLY RETURN IN THE ACCOMPANYING ENVELOPE. NO
POSTAGE IS REQUIRED IF MAILED IN THE U.S.